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[LOGO]                                                 SECURITY AGREEMENT
                                                (STOCK & PARTNERSHIP INTERESTS)
                                                     Date: January 31, 1997

 1. The undersigned, AmeriTrade Holding Corporation f/k/a/ TransTerra Co. (herein called "PLEDGOR"), for value received, the receipt and sufficiency of which is hereby acknowledged, by these presents hereby Conveys, Assigns, Transfers and Delivers and Grants a Security Interest to and/or confirms that PLEDGOR has Conveyed, Assigned, Transferred and Delivered and Granted a Security Interest to First National Bank of Omaha, a national banking association, with offices at One First National Center, Omaha, Nebraska (herein called "BANK"), in the following property (herein called the "COLLATERAL"), vis:

     (a) The PLEDGOR's interest in AmeriTrade, Inc. represented by certificate #18 for 6,595, #19 for 964 shares, and any securities substituted therefore, together with all dividends, proceeds, splits, and property rights exchanged therefore.





          (herein called the "SECURITIES"); as to shares of stock which are described above, the stock powers executed in blank and attached to the SECURITIES, and the income and dividends thereon, including cash and stock dividends, stock splits and rights to subscribe, and any exchange of any of the SECURITIES for other property upon reorganization, recapitalization or other readjustment of the issuer thereof; in the event that PLEDGOR receives any such property, PLEDGOR will immediately deliver same to BANK to be held by BANK in the same manner as property originally deposited as COLLATERAL;

     (b) The proceeds of any and all property described in subparagraph (a) above.

 2. This assignment and security interest is granted to BANK to secure the prompt and unconditional payment and performance when due of the following (all of which is herein called the "INDEBTEDNESS"):

     (a) any and all indebtedness, obligations and liabilities of PLEDGOR to BANK (including all claims of every nature and description of BANK against PLEDGOR), now or hereafter existing or arising, absolute or contingent, direct or indirect, secured or unsecured, due or to become due, whether originally contracted with BANK or acquired in any manner (including by way of participation) by BANK;

     (b) all amounts which might be advanced by BANK to satisfy amounts required to be paid by PLEDGOR under this Security Agreement or under any other instrument at any time executed in connection with or as security for the payment of any part of the INDEBTEDNESS or any amount secured hereby or to pay any taxes, insurance premiums, liens, claims and charges against any or all of the COLLATERAL, or any properties covered by any instrument executed or to be executed by PLEDGOR to secure any part of the INDEBTEDNESS or any amount secured hereby, together with interest thereon to the extent provided;

     (c) all advances, charges, costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by BANK in connection with the transaction which gives rise to this Security Agreement, in connection with any of the INDEBTEDNESS or any amount secured hereby and in exercising any right, power or remedy conferred by this Security Agreement or by law (including, but not limited to, attorneys' fees and legal expenses incurred by BANK in the collection of instruments deposited with or purchased by BANK and amounts incurred in connection with the operation, maintenance or foreclosure of any or all of the COLLATERAL);

     (d) all of PLEDGOR's obligations in this Security Agreement or any other document or agreement now or hereafter executed in connection with or as security for any part of the INDEBTEDNESS or any amount secured hereby; and

     (e) any and all INDEBTEDNESS, obligations and liabilities of AmeriTrade Holding Corporation f/k/a TransTerra Co. to BANK (including all claims of every nature and description of BANK against such person), now or hereafter existing or arising, absolute or contingent, direct or indirect, secured or unsecured, due or to become due, whether originally contracted with BANK or acquired in any manner (including by way of participation) by BANK and any and all renewals, extensions for any period, and rearrangements thereof.


     PLEDGOR represents, warrants, covenants and agrees as follows:

 3. As to any SECURITIES which are stock or other interest in corporations, the SECURITIES are duly authorized, are validly issued and are validly outstanding, are fully paid and are nonassessable, and were not issued in violation of the preemptive rights of any person or entity or of any agreement by which PLEDGOR or any issuer of the SECURITIES is bound. As to any SECURITIES which are interest in partnerships, such interests are valid, nonassessable interests in the partnerships indicated.

 4. All information supplied and statements made by PLEDGOR in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid and genuine.

 5. Except for the security interest of BANK and unless otherwise agreed in writing, PLEDGOR owns (and at the time of transfer or delivery of the COLLATERAL to BANK owned or will own) good and indefeasible title to the COLLATERAL free and clear of any other security interests, liens, adverse claims or options; PLEDGOR has (and at the time of transfer or delivery of the COLLATERAL to BANK had or will have) full right, power and authority to convey, assign, transfer and deliver the COLLATERAL and to grant a security interest in the COLLATERAL to BANK in the manner provided herein and free and clear of any other security interests, liens, adverse claims and options; no security interest or lien has been created by PLEDGOR or is known by PLEDGOR to exist with respect to any COLLATERAL; and, to the best of PLEDGOR's information and belief, no financing statement or other security instrument is on file in any jurisdiction covering any COLLATERAL.

 6. The SECURITIES which evidence interests in corporations were properly issued, drawn, made and/or accepted and are genuine; the issuer, drawer, maker, and/or acceptor thereof has no defenses (including defenses of any party which would be available in an action on a simple contract and the defenses of want or failure of consideration, non-performance of any condition precedent, non-delivery, or delivery for a special purpose), right of set off or claims to the securities; PLEDGOR has no knowledge that the signature of the issuer, drawer, maker and/or acceptor is unauthorized; none of the SECURITIES has been materially altered; all signatures on each of the SECURITIES are genuine or authorized; no defense of any party is good against PLEDGOR; PLEDGOR has no knowledge of any insolvency proceedings instituted with respect to the issuer, maker and/or acceptor of the SECURITIES; PLEDGOR's transfer of the SECURITIES to BANK is effective and rightful; and PLEDGOR knows of no fact which might impair the validity of the SECURITIES.

 7. PLEDGOR agrees to pay prior to any delinquency all taxes, charges, liens and assessments against the COLLATERAL, and upon the failure of PLEDGOR to do so, BANK at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

 8. PLEDGOR will at all times maintain with BANK COLLATERAL of a character and value satisfactory to BANK. If at any time any of the COLLATERAL shall depreciate in character or value or otherwise be unsatisfactory to BANK, BANK in its discretion may demand such further COLLATERAL or such payment on account of the INDEBTEDNESS as will be satisfactory to BANK.

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 9.  BANK shall be deemed to have possession of any of the COLLATERAL in transit to it or set apart for it.

10. PLEDGOR will sign, execute, deliver and file, alone or with BANK, any financing statement, security agreements or other documents or procure any document as may be requested by BANK from time to time to confirm, perfect and preserve the security interest created hereby, and in addition, PLEDGOR hereby authorizes BANK to execute and deliver on behalf of PLEDGOR and to file such financing statements, security agreements and other documents without the signature of PLEDGOR. PLEDGOR shall do all such additional and further acts, things, deeds, give such assurances and execute such instruments as BANK requires to vest more completely in and assure to BANK its rights under this Security Agreement. At the option of BANK, a carbon, photographic or other reproduction of this Security Agreement or of a financing statement covering the COLLATERAL shall be sufficient as a financing statement and may be filed as a financing statement.

11. PLEDGOR will transmit to BANK promptly all information that PLEDGOR may have or receive (i) with respect to the COLLATERAL or (ii) with respect to obligors of the COLLATERAL which might in any way affect the value of the COLLATERAL or BANK's rights or remedies with respect thereto.

12. Unless otherwise agreed in writing, PLEDGOR will not pledge, mortgage, otherwise encumber, create or suffer a security interest to exist in, any of the COLLATERAL (other than in favor of BANK) or sell, assign or otherwise transfer any of the COLLATERAL, to or in favor of anyone other than BANK, and PLEDGOR will not file or permit to be filed any financing statement or other security instrument with respect to the COLLATERAL other than in favor of BANK.

13. PLEDGOR will not adjust, settle or compromise any of the COLLATERAL without the prior written consent of BANK.

14. PLEDGOR agrees to pay to BANK at BANK's banking quarters, all advances, charges, costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by BANK in connection with the transaction which gives rise to this Security Agreement, in connection with confirming, perfecting and preserving the security interest created under this Security Agreement, in connection with protecting BANK against the claims or interests of any third person against the COLLATERAL, and in exercising any right, power or remedy conferred to this Security Agreement or by law (including, but not limited to, attorney's fees and legal expenses incurred by BANK in the collection of instruments deposited with or purchased by BANK and amounts incurred in connection with the operation, maintenance of foreclosure of any or all of the COLLATERAL). The amount of all such advances, charges, costs and expenses shall be due and payable by PLEDGOR to BANK upon demand together with interest thereon from the date of demand at the maximum rate specified in any document evidencing INDEBTEDNESS.

15. The term "COLLATERAL" shall include the property described or referred to in Paragraph 1 above and the balance of every deposit account of PLEDGOR with BANK and any other claim of PLEDGOR against BANK, now or hereafter existing, and all money, instruments, securities, documents, chattel paper, credits, claims, demands and any other property, rights and interests of PLEDGOR which are now or at any time shall come into the possession or custody or under the control of the BANK, for any purpose, and shall include the proceeds of any thereof.

RIGHTS AND REMEDIES

16. BANK is hereby fully authorized and empowered (without the necessity of any further consent or authorization from PLEDGOR) and the right is expressly granted to BANK, and PLEDGOR hereby constitutes, appoints and makes BANK as PLEDGOR's true and lawful Attorney and Agent-in-Fact for PLEDGOR and in PLEDGOR's name, place and stead with full power of substitution, in BANK's name or PLEDGOR's name or otherwise, for BANK's sole use and benefit, but at PLEDGOR's cost and expense, to exercise, without notice, all or any of the following powers at any time with respect to all or any of the COLLATERAL (regardless of whether any of the INDEBTEDNESS is due or not):

     (a) notify account debtors or the obligors on the COLLATERAL to make and deliver payment to BANK;

     (b) receive, endorse, collect by legal proceedings or otherwise, and demand payment directly from the makers, drawers, acceptors, issures and/or obligors of the COLLATERAL and receipt for all sums and amounts now or hereafter payable on or with respect to the COLLATERAL, provided that all such sums so paid to and received by BANK shall be applied on the INDEBTEDNESS as provided herein;

     (c) from time to time extend the time of payment, arrange for payment in installments or otherwise modify the terms of or enter into any other agreement in any wise relating to or affecting the COLLATERAL, and in connection therewith may deposit or surrender control of any security held therefor, accept other property in exchange for any security held therefor and take such action as it may deem proper, and any money or property received in exchange for any security held therefor shall be applied on the INDEBTEDNESS or thereafter held by BANK pursuant to the provisions hereof;

     (d) make any compromise or settlement BANK deems desirable with respect to the COLLATERAL;

     (e)  insure, process and preserve the COLLATERAL;

     (f) exercise and enforce all of the other rights, powers and remedies of the holder and owner of the COLLATERAL and the liens, if any, securing the payment thereof, including (but not by way of limitation) the right to demand payment of the COLLATERAL in the event of any default thereunder and provided further that BANK is and shall be fully subrogated to all rights and liens existing unto and in favor of PLEDGOR under the provisions of the instrument or instruments securing the COLLATERAL and in the event of default in the payment or performance of COLLATERAL, or default or failure in the performance of any of the covenants or agreements contained in said instruments, or any one of them, BANK shall be entitled to foreclose said rights and liens and have the properties covered by said instruments sold, in whole or in part, in the manner and under the terms and conditions provided in said instruments. The proceeds from any and all such sales shall be applied to the payment of the INDEBTEDNESS as herein provided, and any excess shall be paid to PLEDGOR or deposited to the account of PLEDGOR, with BANK;

     (g) transfer to or register in the name of BANK or any nominee of BANK any of the COLLATERAL, and whether or not so transferred or registered, to receive the income, interest and/or dividends thereon, including cash and (in the case of interests in corporations) stock dividends, stock splits and rights to subscribe, and to hold the same as part of the COLLATERAL and/or apply the same as hereinafter provided, but BANK may not exercise voting rights or direct the voting of the SECURITIES until after the INDEBTEDNESS becomes due and payable as specified in paragraph 17; and to exchange any of the COLLATERAL for other property upon reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the COLLATERAL with any committee or depository upon such terms as the BANK may determine; all without notice and without liability except to account for property actually received by BANK; and

     (h) demand, sue for, collect, receive, receipt for, compound and give acquittance for any and all amounts, money or property at any time payable or receivable on account of or in exchange for, any of the COLLATERAL, provided, however, BANK shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any COLLATERAL,

17. At the option of BANK and without necessity of demand or notice, all or any part of the INDEBTEDNESS shall immediately become due and payable irrespective of any agreed maturity or period of grace (provided, however, such consideration that constitutes interest under applicable law may never include more than the maximum amount allowed by applicable law, and excess interest, if any, shall be automatically cancelled as of the date of such acceleration and if theretofore paid, shall be credited on the INDEBTEDNESS) and/or any obligation of BANK for further financial accommodation shall terminate upon the happening of any of the following events:

     (a)  any breach of this Security Agreement or any other agreement between BANK and PLEDGOR or any other party primarily or secondarily liable for all or any part of the INDEBTEDNESS (herein collectively and individually called "OTHER LIABLE PARTY");
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     (b)  default in the payment of any of the INDEBTEDNESS when due;

     (c) any deterioration, impairment or decline in character or value of any part of the COLLATERAL or any other collateral subject to a security interest in favor of BANK as security for the INDEBTEDNESS (whether actual or reasonably anticipated) that causes the COLLATERAL or any such other COLLATERAL in the judgment of BANK to become unsatisfactory as to character or value;

     (d) the entry of a judgment, issuance of an injunction or order of attachment, or any other process against PLEDGOR, or any of the COLLATERAL, or OTHER LIABLE PARTY;

     (e) the application for the appoint of, or the appointment of, a receiver, trustee, liquidator, conservator, rehabilitator, or similar individual, officer or committee of, or for any property of, PLEDGOR or OTHER LIABLE PARTY;

     (f) the death, incapacity, insolvency, dissolution, commission of an act of bankruptcy, assignment for the benefit of creditors, calling of a meeting of any creditors, appointment of a committee of any creditors or a liquidating agent, offering to or receiving from any creditors a composition or extension of any of the indebtedness of any of them, making a bulk transfer, granting a security interest in any property, the whole or partial suspension, discontinuance or liquidation of usual business or failure in business of or by PLEDGOR or OTHER LIABLE PARTY, including the imminent or threatened occurrence of any of the foregoing events;

     (g) the commencement of any proceeding, suit or action under any provisions of the Bankruptcy Code, as amended, or any similar statute, for adjudication as a bankrupt, reorganization, composition, extension, arrangement, wage earner's plan, receivership, liquidation or dissolution by or against PLEDGOR or OTHER LIABLE PARTY;

     (h) the admission in writing by PLEDGOR or OTHER LIABLE PARTY of inability to pay its debts as they become due;

     (i) failure of the PLEDGOR, OTHER LIABLE PARTY or the COLLATERAL to comply with Regulations U or X of the Board of Governors of the Federal Reserve System, as amended;

     (j) failure by PLEDGOR or OTHER LIABLE PARTY, after demand, to furnish any financial information to BANK or to permit BANK to inspect books or records of account, making any mispresentation to BANK for the purpose of obtaining credit, failure to pay when due any obligations, failure to pay any tax or failure to withhold, collect or remit any tax or tax deficiency when assessed or due;

     (k) failure by PLEDGOR, upon demand from BANK to furnish such further COLLATERAL or make such payment on account of the INDEBTEDNESS as will be satisfactory to BANK; or

     (l) if in the reasonable exercise of its judgment, BANK determines that the financial responsibility of PLEDGOR or OTHER LIABLE PARTY has become otherwise unsatisfactory.

18. If all or any part of the INDEBTEDNESS shall become due and payable as specified in paragraph 17, BANK may then, or at any time thereafter, apply, set-off, collect, sell in one or more sales, lease, or otherwise dispose of, any or all of the COLLATERAL, in its then condition or following any commercially reasonable preparation or processing, in such order as BANK may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any brokers' board or securities exchange, either for cash or upon credit or for future delivery, at such price as BANK may deem fair, and BANK may be the purchaser of any or all COLLATERAL so sold and may hold the same thereafter in its own right free from any claim of PLEDGOR or right of redemption. No such purchase or holding by BANK shall be deemed a retention by BANK in satisfaction of the INDEBTEDNESS. All demands, notices and advertisements, and the presentment of property at sale are hereby waived. If, notwithstanding the foregoing provisions, any applicable provision of the Uniform Commercial Code or other law requires BANK to give reasonable notice of any such sale or disposition or other action, five days' prior written notice shall constitute reasonable notice. BANK may require PLEDGOR to assemble the COLLATERAL and make it available to BANK at a place designated by BANK in Douglas County, Nebraska which is reasonably convenient to BANK and PLEDGOR. Any sale hereunder may be conducted by an auctioneer or any officer or agent of BANK.

19. Prior to all or any part of the INDEBTEDNESS becoming due and payable as specified in paragraph 17, all cash sums paid to and received by BANK on account of the COLLATERAL shall be promptly applied by BANK on the INDEBTEDNESS whether or not such INDEBTEDNESS shall have by its terms matured, such application to be made first to interest and then to principal or exclusively to principal as BANK may determine; provided, however, BANK need not apply or give credit for any item included in such sums until BANK has received final payment thereof at its banking quarters or solvent credits accepted as such by BANK. After all or any part of the INDEBTEDNESS becomes due and payable as specified in paragraph 17, the proceeds of any sale or other disposition of the COLLATERAL and all sums received or collected by BANK from or on account of the COLLATERAL shall be applied by BANK in the manner set forth in Section 9.504 of the Nebraska Uniform Commercial Code as presently in effect. PLEDGOR shall remain liable to BANK for any INDEBTEDNESS, advances, costs, charges and expenses, together with interest thereon remaining unpaid and shall pay the same immediately to BANK at BANK's banking quarters.

20. BANK shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any COLLATERAL or the INDEBTEDNESS, or to take any steps necessary to preserve any rights against prior parties. BANK shall not be liable for failure to collect or realize upon any or all of the INDEBTEDNESS or COLLATERAL, or for any delay in so doing, nor shall BANK be under any duty to take any action whatsoever with regard thereto. BANK shall use reasonable care in the custody and preservation of any COLLATERAL in its possession but need not take any steps to keep the COLLATERAL identifiable. BANK shall have no duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or BANK's rights in or to, any of the COLLATERAL.

21. PLEDGOR waives any right to require BANK to proceed against any person, exhaust any COLLATERAL or pursue any other remedy in BANK's power; waives any and all notice of acceptance of this Security Agreement or of creation, modification, renewal or extension for any period of any of the INDEBTEDNESS from time to time; and waives any defense arising by reason of any disability or other defense of any OTHER LIABLE PARTY, or by reason of the cessation from any cause whatsoever of the liability of any OTHER LIABLE PARTY. All dealings between PLEDGOR and BANK, whether or not resulting in the creation of INDEBTEDNESS, shall conclusively be presumed to have been had or consummated in reliance upon this Security Agreement. Until all the INDEBTEDNESS shall have been paid in full, PLEDGOR shall have no right to subrogation, and PLEDGOR waives any right to enforce any remedy which BANK now has or may hereafter have against PLEDGOR or OTHER LIABLE PARTY and waives any benefit of and any right to participate in any COLLATERAL or security whatsoever now or hereafter held by BANK. PLEDGOR authorizes BANK, without notice or demand and without any reservation of rights against PLEDGOR and without affecting PLEDGOR's liability hereunder or on the INDEBTEDNESS, from time to time to (a) renew, extend for any period, accelerate, modify, compromise, settle or release the obligation of PLEDGOR or any OTHER LIABLE PARTY with respect to any or all of the INDEBTEDNESS or COLLATERAL, (b) take and hold any other property as collateral, other than the COLLATERAL, for the payment of any or all of the INDEBTEDNESS, and exchange, enforce, waive and release any or all of the COLLATERAL or such other property; (c) apply the COLLATERAL or such other property and direct the order or manner of sale thereof as BANK in its discretion may determine; and (d) release or substitute PLEDGOR or any OTHER LIABLE PARTY.

22. BANK may transfer any or all of the INDEBTEDNESS, and upon any such transfer BANK may transfer any or all of the COLLATERAL and shall be fully discharged thereafter from all liability with respect to the COLLATERAL so transferred, and the transferee shall be vested with all rights, powers and remedies of BANK hereunder with respect to COLLATERAL so transferred; but with respect to any COLLATERAL not so transferred BANK shall retain all rights, powers and remedies hereby given. BANK may at any time deliver any or all of the COLLATERAL to PLEDGOR whose receipt shall be a complete and full acquittance for the COLLATERAL so delivered, and BANK shall thereafter be discharged from any liability therefor.

23. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the INDEBTEDNESS. No security taken hereafter as security for payment of the INDEBTEDNESS shall impair in any manner or affect this Security Agreement. All such present and future additional security is to be considered as cumulative security.

24. This is a continuing agreement and the conveyance hereunder shall remain in full force and effect and all the rights, powers and remedies of BANK hereunder shall continue to exist until the INDEBTEDNESS is paid in full as the same becomes due and payable; until BANK has no further obligation to advance monies to PLEDGOR, or any OTHER LIABLE PARTY; and until BANK, upon request of PLEDGOR has executed a written termination statement, reassigned to PLEDGOR without recourse, the COLLATERAL and all rights and liens conveyed hereby and returned possession of the COLLATERAL to PLEDGOR. Furthermore, it is contemplated by the parties hereto that there may be times when no INDEBTEDNESS is owing; but notwithstanding such occurrence, this Security Agreement shall remain valid and shall be in full force and effect as to subsequent INDEBTEDNESS provided that BANK has not executed a written termination statement and returned possession of the COLLATERAL to PLEDGOR. Otherwise this Security Agreement shall continue irrespective of the fact that the liability of OTHER LIABLE
     PARTY may have ceased, and notwithstanding the death or incapacity of PLEDGOR or the death, incapacity or bankruptcy of OTHER LIABLE PARTY, or any other event or proceeding affecting PLEDGOR and/or OTHER LIABLE PARTY.

25. The rights, powers and remedies of BANK hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of BANK. Furthermore, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, BANK shall have the rights, powers and remedies of a secured party under the Nebraska
     Uniform Commercial Code, as amended. BANK may exercise its bankers' lien or right of set-off with respect to the INDEBTEDNESS in the same manner as if the INDEBTEDNESS were unsecured. Time shall be of the essence for the performance of any act under this Security Agreement or the INDEBTEDNESS by PLEDGOR or OTHER LIABLE PARTY, but neither BANK's acceptance of partial or delinquent payments nor any forbearance, failure or delay by BANK in exercising any right, power or remedy shall be deemed a waiver of any obligation of PLEDGOR or OTHER LIABLE PARTY or of any right, power or remedy of BANK or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

26. BANK may remedy any default and may waive any default without waiving the default remedied or waiving any prior or subsequent default.

GENERAL.

27. The term "PLEDGOR," as used throughout this Security Agreement shall (regardless of use of the singular form) mean PLEDGOR individually and/or collectively and shall include the respective successors, legal representatives, heirs and assigns of PLEDGOR. The obligations and agreements of PLEDGOR hereunder are joint and several. The PLEDGOR is and shall be deemed to be a "Debtor" within the meaning of that term as defined in the Uniform Commercial Code.

28. Neither this Security Agreement nor the exercise by BANK of (or the failure to so exercise) any right, power or remedy conferred herein or by law shall be construed as relieving any person liable on the INDEBTEDNESS from full liability on the INDEBTEDNESS and for any deficiency thereon.

29. Any notice or demand to PLEDGOR under this Security Agreement or in connection with the Security Agreement may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to PLEDGOR at the address of PLEDGOR appearing on the records of the BANK, in the U.S. Mail, but actual notice, however given or received, shall always be effective.

30. This Security Agreement has been made in and the conveyance, assignment, transfer and delivery has been made in and the security interest granted hereby is granted in and each shall be governed by the laws of the State of Nebraska in all respects, including matters of construction, validity, enforcement and performance. This Security Agreement may not be amended (nor may any of its terms be waived) except in writing duly signed by an authorized officer of BANK and by PLEDGOR. Except as the context may otherwise require, any term used herein that is defined in the Nebraska Uniform Commercial Code shall have the meaning given therein. If any provision of this Security Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision which shall have become final, PLEDGOR and BANK shall promptly meet and negotiate substitute provisions for those rendered illegal or unenforceable, but all of the remaining provisions shall remain in full force and effect.

31. The covenants, representations, warranties and agreements herein set forth shall be binding upon PLEDGOR and shall inure to the benefit of BANK, its successors and assigns.

33. BANK MAY ENFORCE ITS RIGHTS HEREUNDER WITHOUT PRIOR JUDICIAL PROCESS OR JUDICIAL HEARING, AND PLEDGOR EXPRESSLY WAIVES, RENOUNCES AND KNOWINGLY RELINQUISHES ANY AND ALL LEGAL RIGHTS WHICH MIGHT OTHERWISE REQUIRE BANK
     TO ENFORCE ITS RIGHTS BY JUDICIAL PROCESS. IN SO PROVIDING FOR NONJUDICIAL REMEDIES, PLEDGOR RECOGNIZES AND CONCEDES THAT SUCH REMEDIES ARE CONSISTENT WITH THE USAGE OF THE TRADE, ARE RESPONSIVE TO COMMERCIAL NECESSITY, AND ARE THE RESULT OF BARGAIN AT ARM'S LENGTH. NOTHING HEREIN IS INTENDED TO PREVENT BANK OR PLEDGOR FROM RESORTING TO JUDICIAL PROCESS AT EITHER PARTY'S OPTION.

     IN WITNESS WHEREOF the PLEDGOR has executed this Agreement this the 15th day of January, 1997.

                                PLEDGOR: AmeriTrade Holding Corporation f/k/a
                                         TransTerra Co.

                                By: /s/ J. Joe Ricketts   Chairman & CEO
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                                Address:

                                4211 S. 102nd St.
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                                Omaha, NE 68127
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